UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2015

ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

◻  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting of Shareholders of ARI Network Services, Inc. (“ARI”) held on January 6, 2015, the following matters were voted upon:

(1)	Votes were cast for the following individuals in the following numbers to serve as a director of ARI:

For              Against             Withheld           Broker non-votes

Roy W. Olivier                       8,005,322                0                      9,812                 3,611,915

P. Lee Poseidon                      7,086,610                0                  928,524                 3,611,915

(2)	Proposal to ratify the appointment of Wipfli LLP as independent auditors for ARI’s fiscal year ending July 31, 2015.

For              Against             Abstain           Broker non-votes

      11,450,833            174,966                   1,250                          0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 2015

ARI NETWORK SERVICES, INC.

By:

/s/ William A. Nurthen

William A. Nurthen
Chief Financial Officer, Treasurer and Secretary